UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2019
Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Presidential Blvd.,	4th Floor
Bala Cynwyd,	PA	19004
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	HLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 5, 2019, Hamilton Lane Incorporated (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) for the purposes of (i) electing the Class III directors named in the Company’s 2019 Proxy Statement (the “Proxy Statement”), (ii) conducting an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, (iii) conducting an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020. As of the record date of July 15, 2019, there were 27,371,182 shares of our Class A common stock (each entitled to one vote per share) and 23,516,439 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock vote as a single class on all matters presented at the Annual Meeting. Of the total 262,535,572 votes eligible to be cast at the Annual Meeting, shares entitled to cast 232,309,011 votes were represented. The results of the stockholder vote are set forth below.
Proposal 1 — Election of Class III Directors
The Company’s stockholders elected both Class III nominees for director as named in the Proxy Statement, each to serve a three-year term until our 2022 annual meeting of stockholders and until a successor is duly elected and qualified or until his earlier death, resignation or removal. Information as to the vote on each director who stood for re-election is provided below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hartley R. Rogers	218,635,435	10,437,098	3,236,478
Mario L. Giannini	219,543,256	9,529,277	3,236,478
Proposal 2 — Advisory, Non-Binding Vote to Approve the Compensation of the Company’s Named Executive Officers
The Company’s stockholders approved named executive officer compensation, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,946,527	122,727	3,279	3,236,478
Proposal 3 — Advisory, Non-Binding Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation
The Company’s stockholders indicated a preference that future advisory votes to approve the compensation of the Company’s named executive officers occur every year, as set forth below.

One Year	Two Years	Three Years	Abstentions
228,751,132	1,324	308,586	11,491
In light of the voting results on this advisory vote, and consistent with its recommendation to stockholders, on September 5, 2019, the Company’s Board of Directors approved an annual advisory vote regarding the compensation of the Company’s named executive officers.
Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2020
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
232,117,390	191,540	81	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 5, 2019

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary